Inventories	12 Months Ended
Jun. 30, 2012
Inventory Disclosure [Abstract]
INVENTORIES
INVENTORIES
Inventories consist of the following:

June 30,	2012	2011
U.S. inventories at current cost	$302,465	$280,875
Foreign inventories at average cost	70,797	60,837
	373,262	341,712
Less: Excess of current cost over LIFO cost for U.S. inventories	144,756	137,646
Inventories on consolidated balance sheets	$228,506	$204,066

Overall LIFO expense increased cost of goods sold by $7,100 for fiscal 2012. This amount is net of $3,400 of LIFO layer liquidation benefits.
In fiscal 2011 and 2010, reductions in U.S. inventories, primarily in the bearings pool, resulted in the liquidation of LIFO inventory quantities carried at lower costs prevailing in prior years. As a result, LIFO benefits reduced cost of goods sold by $5,300 and $23,500 in fiscal 2011 and 2010, respectively. The LIFO reserves were reduced by the same amounts. If inventory levels had remained constant with the prior year’s levels, instead of recording these benefits, the Company would have recorded LIFO expense of $7,000 and $19,200 in fiscal 2011 and 2010, respectively. Therefore, the overall impact of LIFO layer liquidations increased gross profit by $12,300 and $42,700 in fiscal 2011 and 2010, respectively.